Exhibit 10.2



         MANAGEMENT AGREEMENT, dated as of _______, 2004, between National Patent Development Corporation, a Delaware corporation ("NPDC"), and GP Strategies Corporation, a Delaware corporation ("GP").

         WHEREAS, the parties have entered into a Distribution Agreement, dated as of ________, 2004 (the "Distribution Agreement"), providing for the distribution (the "Distribution") of all of the outstanding stock of NPDC to the stockholders of GP;

         WHEREAS, NPDC currently provides to GP the services described in Exhibit A attached hereto (collectively, the "Services"); and

         WHEREAS, GP desires to continue to receive, and NPDC is willing to continue to provide, the Services following the consummation of the Distribution.

         NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Services; Term. NPDC shall provide the Services to GP for a period of 36 months from the date of the Distribution; provided that any or all of the Services may be terminated by either NPDC or GP at any time on or after the second anniversary of the date hereof on not less than 180 days' prior written notice to the other party. The Services shall be performed in a manner consistent with the manner in which they have heretofore been performed by NPDC.

SECTION 2. Compensation. The compensation that GP shall pay to NPDC for each category of Services is set forth in Exhibit A. NPDC shall invoice GP quarterly for the Services, providing a breakdown of the Services for such quarter and the charges for each category of Services. Such invoices shall be payable not more than 30 days after the date of receipt. Except as set forth in Section 6(k), in the event the parties hereto shall not be able to agree as to the amount of any compensation payable under this Agreement, the matter shall be settled by arbitration in the City and State of New York, in accordance with the rules of the American Arbitration Association, and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any court having jurisdiction thereof.

SECTION 3. Consents of Third Parties. NPDC shall use commercially reasonable efforts, at GP's direction and expense, to obtain any consents or licenses from third parties necessary for NPDC to provide the Services to GP; provided that NPDC shall have no obligation to provide Services for which such consent or license is required and shall not have been obtained.

SECTION 4. Limitations. NPDC shall not be liable for any consequential, incidental, special or punitive damages in connection with the Services.

SECTION 5. Transfer of Services. NPDC will use commercially reasonable efforts, at GP's direction and expense, to take such actions as may be necessary so that

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prior to the termination of this Agreement GP is able to either provide the
Services itself or obtain the Services from a third party.

SECTION 6.        Miscellaneous Provisions.

(a) Complete Agreement; Construction. This Agreement, including the Exhibit hereto, shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and Exhibit A, Exhibit A shall prevail.

(b) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall be constitute one and the same agreement.

(c) Notices. All notices and other communications to a party hereunder shall be in writing and hand delivered, delivered via overnight delivery service with proof of delivery, mailed by registered or certified mail (return receipt requested), or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to such party (and will be deemed given on the date on which the notice is received by such party) at the address for such party set forth below (or at such other address for the party as the party shall, from time to time, specify by like notice to the other parties):

                  If to GP, at:          GP Strategies Corporation
                                         777 Westchester Avenue
                                         White Plains, NY  10604
                                         Attention:  Andrea Kantor
                                         Fax:  (914) 249-9745

                  If to NPDC, at:        National Patent Development
                                         Corporation
                                         777 Westchester Avenue
                                         White Plains, NY  10604
                                         Attention: Lydia DeSantis
                                         Fax:  (914) 249-9745

(d) Waivers. The failure of any part hereto to require strict performance by any other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that any other provision hereof.

(e) Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto.

(f) Assignment. This Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a party hereto so long as the resulting, surviving or

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         transferee entity assumes all the obligations of the relevant party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other parties to this Agreement. Otherwise this Agreement shall not be assignable, in whole or in part, directly, by any party hereto without the prior written consent of the others, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

(g) Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

(h) Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and should not be deemed to confer upon third parties any remedy, claim, liability, right of reimbursements, cause of action or other right not existing without reference to this Agreement.

(i) Indemnification for Expenses; Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other parties hereto for and against all out-of-pocket expenses, including, without limitation, reasonable legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled hereunder or otherwise.

(j) Title and Headings. Titles and headings to Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(k) Specific Performance. NPDC acknowledges that any breach or threatened breach of any of NPDC's covenants in this Agreement will result in immediate and irreparable damage to GP. NPDC acknowledges and admits that there is no adequate remedy at law for failure to perform its duties under this Agreement, and NPDC agrees that in the event of such breach or threatened breach, GP shall be entitled to temporary and permanent injunctive relief and such other relief as any court with jurisdiction may deem just and proper.

(l) Governing Law. All questions or disputes concerning the construction, validity and interpretation of this Agreement and the Exhibit hereto shall be governed by the laws of the State of New York, without giving effect to conflict of laws.

(m) Severability. In the event any one or more of the provisions and part thereof contained in the Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.




                                         GP STRATEGIES CORPORATION


                                         By:
                                                --------------------------------
                                                Name:
                                                Title:


                                         NATIONAL PATENT DEVELOPMENT CORPORATION


                                         By:
                                                --------------------------------
                                                Name:
                                                Title:


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         Exhibit A

         NPDC will provide certain administrative services to GP, including, but not limited to tax, financial accounting and legal.

         NPDC will charge GP a management fee, to cover an allocable portion of the compensation of those employees or officers of NPDC who provide services to GP, based on the time they spend providing services to GP and its subsidiaries, in addition to an allocable portion of certain other corporate expenses.




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